UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 30, 2017
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

799 W. Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2017, Overstock.com, Inc., a Delaware corporation (“Overstock”), and its wholly owned subsidiary O.Com Land LLC, a Utah limited liability company (“O.Com Land”), and the banks referred to below entered into a First Amendment to Loan Agreement dated as of March 30, 2017 (the “First Amendment”) to the Loan Agreement (the “Loan Agreement”) dated as of October 24, 2014 by and between Overstock, O.Com Land, U.S. Bank National Association in its capacity as Administrative Bank and in its capacity as a Bank; and Compass Bank as a Bank. O.Com Land concurrently entered into an amendment of the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated October 24, 2014 relating to the Loan Agreement, and Overstock concurrently amended and restated (a) its Revolving Note dated October 24, 2014 payable to U.S. Bank National Association relating to the Loan Agreement by executing and delivering an Amended and Restated Revolving Note payable to U.S. Bank National Association in the principal amount of $13,250,000 and (b) its Revolving Note dated October 24, 2014 payable to Compass Bank relating to the Loan Agreement by executing and delivering an Amended and Restated Revolving Note payable to Compass Bank in the principal amount of $11,750,000, in each case to reflect the changes to the Loan Agreement made by the First Amendment.
The First Amendment amends the Loan Agreement by:

(a)    increasing the Aggregate Revolving Commitment (as defined in the Loan Agreement) from $10 million to $25 million, and making conforming changes to the Loan Agreement;

(b)    extending the Facility Termination Date (as defined in the Loan Agreement) from October 24, 2017 to June 30, 2020 or any earlier date on which the Aggregate Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms of the Loan Agreement;

(c)    modifying the covenant in Section 5.24 of the Loan Agreement to read as follows: “As of the last day of each of its fiscal quarters, as demonstrated in the most recent financial statements delivered in accordance with Section 5.13, Overstock shall have (a) a Fixed Charge Coverage Ratio of no less than 1.15 to 1.00, (b) a Cash Flow Leverage Ratio not to exceed 2.75 to 1.00, and (c) a Minimum Liquidity of $50,000,000.00.”
(d)    modifying Section 5.32(vi) of the Loan Agreement to read as follows: “(vi) Any amendment, modification or extension of this Agreement with respect to the Aggregate Revolving Commitment or the Real Estate Loan; provided, that if an extension of the Aggregate Revolving Commitment is not made by the Banks at the Facility Termination Date, Overstock may obtain a replacement revolving commitment in any amount not in excess of $25,000,000.00, reduced by any permanent reductions by Overstock made pursuant to Section 1.14 hereof.”
(e)    adding the following definition of “Permitted Redemption Payments”: “Means all funds used by Overstock (including the use of availability under the Revolving Commitment) to effectuate the redemption of shares of stock in Overstock during the period of time from January 1, 2017 through June 30, 2018 in an aggregate amount not to exceed $60,000,000.00.”;

(f)    adding the following to the definition of “Restricted Payments”: “In addition, the Permitted Redemption Payments shall not be Restricted Payments.”; and
(g)    adding other definitions, representations and covenants to the Loan Agreement and making related conforming changes to the Loan Agreement and to Schedule 1.1 to the Loan Agreement.
The First Amendment also includes the following: “Permitted Redemption Payments. Borrowers agree that no Permitted Redemption Payments shall be made if an Event of Default has occurred and is continuing.
In connection with the First Amendment, Overstock and/or O.Com Land entered into the following, a copy of each of which is filed herewith:
(a)    Amendment dated March 30, 2017 to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated October 24, 2014;
(b)    Amended and Restated Revolving Note dated March 30, 2017, amending the Revolving Note dated October 24, 2014 made by Overstock.com, Inc.to U.S. Bank National Association pursuant to the Loan Agreement; and
(c)    Amended and Restated Revolving Note dated March 30, 2017, amending the Revolving Note dated October 24, 2014 made by Overstock.com, Inc.to Compass Bank pursuant to the Loan Agreement.

The foregoing descriptions of or references to the First Amendment and other agreements and instruments described above are not complete and are qualified in their entirety by reference to the full text of the relevant documents, copies of which are filed as exhibits hereto and incorporated by reference herein.

U.S. Bank National Association or its affiliates have provided and currently provide various commercial banking, lease financing and related services to the Company, and are expected to continue to do so. In addition to its relationship with Compass Bank pursuant to the Loan Agreement, the Company is currently considering establishing additional commercial banking relationships with Compass Bank or one or more of its affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

(a)         The information provided under Item 1.01 of this Report on Form 8-K is incorporated herein by reference to the extent applicable.

Item 3.03 Material Modifications to Rights of Security Holders.

(b)         The information provided or incorporated by reference under Item 1.01 of this Report on Form 8-K, including without limitation the information regarding (i) financial covenants and other covenants and requirements of the Loan Agreement as amended by the First Amendment, (ii) the Amended and Restated Revolving Notes described in Item 1.01 and (iii) the Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement described or referenced in Item 1.01, and all information regarding the rights of the parties to the Loan Agreement as amended by the First Amendment or other agreements described or referenced under Item 1.01, is incorporated herein by reference to the extent applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits
*4.1	First Amendment to Loan Agreement dated as of March 30, 2017 entered into by Overstock.com, Inc., O.com Land, LLC, U.S. Bank National Association and Compass Bank

*4.2	Amended and Restated Revolving Note dated as of March 30, 2017 made by Overstock.com, Inc. to U.S. Bank National Association

*4.3	Amended and Restated Revolving Note dated as of March 30, 2017 made by Overstock.com, Inc. to Compass Bank

*4.4
Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of March 30, 2017 made by O.com Land, LLC to First American Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association, as Administrative Bank for the Banks identified in the Loan Agreement described therein

10.1
First Amendment to Loan Agreement dated as of March 30, 2017 entered into by Overstock.com, Inc., O.com Land, LLC, U.S. Bank National Association and Compass Bank (incorporated by reference to exhibit 4.1 to this Form 8-K)

10.2	Amended and Restated Revolving Note dated as of March 30, 2017 made by Overstock.com, Inc. to U.S. Bank National Association (incorporated by reference to exhibit 4.2 to this Form 8-K)

10.3	Amended and Restated Revolving Note dated as of March 30, 2017 made by Overstock.com, Inc. to Compass Bank (incorporated by reference to exhibit 4.3 to this Form 8-K)

10.4
Amendment to Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement dated as of March 30, 2017 made by O.com Land, LLC to First American Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association, as Administrative Bank for the Banks identified in the Loan Agreement described therein (incorporated by reference to exhibit 4.4 to this Form 8-K)

___________________________________________
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal and acting General Counsel
Date:	April 4, 2017

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